- Bill: 5 . - . We . Salary & Bonus 80 50 0. Equity Incentive Compensation Equity Grants: I % % - - - - : I % % - : I - - - - Paid Time Off eigh 8 5 - Health and Wellness Benefits Exhibit 10.1

- . . - . - 401(k) Retirement Plan Y - - . 5 5 - . - . Employee Stock Purchase Plan – 0 Other Amenities : - - rel

- Bill

900 High Street ● Hanover, PA 17331 ● (717) 637-6644 April 16, 2025 Bill Kelley Position: EVP, Chief Financial and Accounting Officer Accepted and Agreed: Bill Kelley April 16, 2025 ________________________________ ____________________ Bill Kelley (Print) Date /s/ Bill Kelley ________________________________ Bill Kelley (Signature) Respectfully Declined the Opportunity: ________________________________ _____________________ Bill Kelley (Print) Date ________________________________ Bill Kelley (Signature) Note: Please return signed agreement through one of the following methods.  Scan to Cynthia Simpson, Director of Talent, at csimpson@utzsnacks.com  Mail to Utz Quality Foods, Inc., 900 High Street, Hanover, PA 17331, Attention: Cynthia Simpson